NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS THE TRANSFEROR DELIVERS TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS.


                                   SCOOP, INC.

                          COMMON STOCK PURCHASE WARRANT

                            DATED: FEBRUARY 19, 1997

       THIS WARRANT is issued in connection with that certain Promissory Note (the "Note") of even date herewith in the original principal amount of $150,000 made by Scoop, Inc., a California corporation (the "Company"), in favor of City National Bank C/F Gabriel Kaplan, Trustee, Rotunda Productions, Inc. MPPP ("Holder").

       This certifies that Holder or its registered assigns is the holder of this Warrant to purchase, subject to adjustment, 15,000 shares of Common Stock of the Company, at a per share exercise price, subject to adjustment, equal to $4.50 (the "Exercise Price"), subject to the terms and conditions set forth herein. In the event the principal amount of the Note is increased, the number of Warrant Shares purchasable hereunder (at the Exercise Price) shall be increased at the rate of 1 additional Warrant Share for each $5.00 increase in the principal amount of the Note. By way of example, if the principal amount of the Note is increased $200,000 to a total of $350,000, then Holder would be entitled to purchase an additional 40,000 Warrant Shares under this Warrant at an Exercise Price of $4.50 per share.

       1. DEFINITIONS. As used herein the following terms, unless the context otherwise requires, shall have for all purposes hereof the following respective meanings:

           (a) "Fair Market Value" of a share of Common Stock as of a given date shall be: (i) the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on the trading day previous to such date, or, if shares were not traded on the trading day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last sales price of the Company's Common Stock on the last trading day previous to such date that shares of the Common

Stock were traded (if the Company's Common Stock is then listed as a National Market Issue under the Nasdaq National Market System) or (2) the mean between the closing representative bid and ask prices (in all other cases) for the Company's Common Stock on the last trading day previous to such date that shares of the Common Stock were traded as reported by Nasdaq or such successor quotation system; or (iii) if such Common Stock is not publicly traded, the fair market value established by the Company's Board of Directors or a designated committee thereof acting in good faith.

           (b) "Holder," when used with respect to this Warrant or the Warrant Shares, shall mean the person registered on the books and records of the Company as being the holder of record of this Warrant or the Warrant Shares, as the case may be.

           (c) "Other Securities" shall mean any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of this Warrant at any time shall be entitled to receive, or shall have received, upon the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 3 below or otherwise.

           (d) "Warrant Shares" shall mean the shares of Common Stock (or Other Securities) issued or issuable pursuant to the exercise, in whole or in part, of this Warrant.

       2.     EXERCISE OF WARRANT.

       (a) EXERCISE OF WARRANT. This Warrant may be exercised in full or in part by the Holder by surrender of this Warrant, with the form of Election to Purchase attached hereto (the "Election to Purchase") duly executed by the Holder, to the Company at its offices at 2540 Red Hill Avenue, Suite 100, Santa Ana, California 92705 or at such other office or agency as the Company may designate in writing to the Holder, accompanied by payment (i) in cash or by certified or bank cashier's check payable to the order of the Company in the amount obtained by multiplying the number of Warrant Shares designated by the Holder in the Election to Purchase by the Exercise Price per share or
(ii) by tendering shares of Common Stock of the Company pursuant to Section 2(b); PROVIDED, HOWEVER, that the Company shall issue Warrant Shares to a Holder upon exercise of any Warrant only if such issuance is in compliance with Section 4 hereof. Upon any partial exercise of this Warrant, the Company at its expense will forthwith issue and deliver to the Holder a new Warrant of like tenor, in the name of the Holder on the face of this Warrant for the number of Warrant Shares equal to the number of such shares called for on the face of the surrendered Warrant (after giving effect to any adjustment therein as provided in Section 3 below) minus the number of such Warrant Shares (after giving effect to such adjustment) designated by the Holder in the aforementioned Election to Purchase.

           (b) CASHLESS EXERCISE. In lieu of paying the Exercise Price for any Warrant Shares by cash or certified check, the Holder may submit (i) shares of the Company's Common Stock owned by the Holder duly endorsed for transfer to the Company or (ii) shares of the Company's Common Stock issuable to the Holder upon exercise of this Warrant, with a Fair Market Value on the date of exercise equal to the aggregate Exercise Price of the Warrant Shares with respect to which this Warrant or portion thereof is exercised.

           (c) EXERCISE PERIOD. This Warrant may be exercised by the Holder as to all or any lesser number of Warrant Shares at any time and from time to time during the period (the "Exercise Period") from and after 6:30 a.m. Pacific Standard time on February 19, 1998 and until 5:00 p.m. Pacific Standard time on February 18, 2002 (the "Expiration Date"); provided, however, that this Warrant shall be exercisable in multiples of 5,000 Warrant Shares unless all of the Warrant Shares covered by the Warrant are being exercised.

           (d)       DELIVERY OF STOCK CERTIFICATES ON EXERCISE.  Subject to
Section 4 hereof, as soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) business days thereafter, the Company will issue in the name of and deliver to the Holder hereof a certificate or certificates for the number of fully paid and nonassessable Warrant Shares to which such Holder shall be entitled upon such exercise, plus cash, in lieu of any fractional share to which such Holder would otherwise be entitled, as provided in subsection (e) below, together with any Other Securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 3 below or otherwise. Certificates representing the Warrant Shares shall be subject to a stop transfer order and shall bear the following legend if the Company is advised by counsel that such legend is necessary at the time of such exercise:

           THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS THE TRANSFEROR DELIVERS TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS.

           (e) FRACTIONAL SHARES. The Company will not issue a fractional share of Common Stock upon exercise of this Warrant. Instead, the Company will deliver an amount, in cash, equal to the product of (x) the Fair Market Value of a full share of the Common Stock as of the last trading day prior to the exercise date times (y) the fractional amount, and rounded to the nearest whole cent.

       3. ADJUSTMENTS. This Warrant is subject to the following terms and conditions during the term thereof:

           (a) ADJUSTMENT FOR CHANGE IN CAPITAL STOCK. If, after the date of issuance of this Warrant, the Company: (i) pays a dividend or makes a distribution on its Common Stock in shares of its capital stock (including Common Stock), (ii) subdivides its outstanding shares of Common

Stock into a greater number of shares, (iii) combines its outstanding shares of Common Stock into a smaller number of shares, or issues by reclassification of its Common Stock any shares of its capital stock or Other Securities (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then in each such case, an appropriate and proportionate adjustment shall be made in the number of Warrant Shares or Other Securities covered by this Warrant so that the upon exercising this Warrant immediately after such action, the Holder would be entitled to receive the number of Warrant Shares or Other Securities that such Holder would have owned immediately following such action if such Holder had exercised this Warrant immediately prior to such action. The adjustment shall become effective immediately after (x) the distribution date in the case of a dividend or distribution and (y) the effective date in the case of a subdivision, combination or reclassification.

           Whenever the number of Warrant Shares purchasable upon the exercise of this Warrant is adjusted as provided in this Section 3, the per share Exercise Price shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares so purchasable immediately thereafter.

           (b) OTHER SECURITIES. If at any time, as a result of an adjustment made pursuant to this Section 3, the Holder becomes entitled to purchase Other Securities of the Company or the stock or Other Securities of any other person, corporate or otherwise, thereafter the number of such Other Securities so purchasable upon exercise of this Warrant and the Exercise Price of such securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Section 3, and the provisions of this Warrant with respect to the Warrant Shares, shall apply on like terms to any such other shares, capital stock or Other Securities.

           (c) CONSOLIDATIONS, MERGERS AND OTHER TRANSACTIONS. In case of any consolidation of the Company with or merger of the Company into another corporation or other entity, or in case of any sale or conveyance to another corporation or other entity of the property of the Company as an entirety or substantially as an entirety, proper provision shall be made so that the Holder shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action to purchase upon exercise of this Warrant the kind and amount of Other Securities and property which the Holder would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had this Warrant been exercised immediately prior to such action. The Company shall give notice to each Holder of such provision. Such provision shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3.

           (d) NOTICE OF ADJUSTMENTS. Whenever the Exercise Price or the kind or amount of securities purchasable upon the exercise of this Warrant shall be adjusted pursuant to any of the provisions of this Warrant, the Company shall thereafter cause to be sent to the Holder a certificate setting forth the adjustments in the Exercise Price and/or in said number of shares, and also setting forth in detail the facts requiring such adjustments.

           (e) NOTICE OF CERTAIN EVENTS. In the event of (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than any regular quarterly dividend paid by the Company) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any Other Securities or property, or to receive any other right, or (ii) any capital reorganization of the Company, or any reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all of the assets of the Company to, or consolidation or merger of the Company with or into, any other person, or (iii) any voluntary or involuntary dissolution or liquidation of the Company, then and in each such event the Company will mail or cause to be mailed to the Holder a notice specifying: (a) the date on which any such record is to be taken for the purpose of such dividend, distribution or right and stating the amount and character of such dividend, distribution or right, or (b) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the proposed record date or the proposed closing date, as applicable, therein specified.

       4. TRANSFERABILITY. The Holder acknowledges that this Warrant is being acquired in a transaction not involving any public offering within the meaning of the Act and that neither the Warrants or the Warrant Shares issuable upon exercise of the Warrants have been registered under the Act. The Holder shall not offer, sell, transfer or otherwise dispose of the Warrants or any Warrant Shares in the absence of registration under the Act unless the Holder delivers to the Company an opinion of counsel reasonably satisfactory to the Company, in form and substance satisfactory to the Company, to the effect that the proposed sale, transfer or other disposition may be effected without registration under the Act and under applicable state securities or blue sky laws.

       5.     REGISTRATION RIGHTS.

           (a) DEMAND RIGHTS. Commencing one (1) year following the closing of the initial public offering of the Company's Common Stock pursuant to an effective registration statement under the Act, Holder shall have the right, exercisable by written notice to the Company, to have the Company prepare, file and use its best efforts to have declared effective by the Securities and Exchange Commission, a registration statement covering Warrant Shares owned and held of record by Holder at the time of exercise of such registration rights. Notwithstanding the foregoing, the Company shall not be obligated to effect a registration pursuant to this Section 5(a): (i) after the Company has effected one (1) registration pursuant to this Section 5(a);
(ii) during the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days following the effective date of, a registration statement pertianing to a firmly underwritten offering of securities by the Company, provided that the Company is actively employing in good faith all reasonable efforts to cause such registragion to become effective; (iii) if the Company shall furnish Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed at that time, in which case the Company's obligations to use its best efforts to file a registration statement shall be deferred for a period not to exceed ninety
(90) days; provided, however, that the Company shall not obtain such a deferral more than once in any twelve (12) month period; or (iv) with respect to any Warrant Shares which may be sold or transferred by Holder pursuant to Rule 144 of the Act (or any successor rule thereto) either without volume limitations or in compliance with any applicable volume limitations.

           (b) PIGGYBACK RIGHTS. Commencing on February 19, 1998 and for a period of two (2) years thereafter, each time the Company proposes to file a registration statement under the Act (other than a registration statement relating to the issuance of securities of the Company pursuant to employee benefit plans or the distribution of securities of the Company in connection with a merger, acquisition or exchange offer) covering the proposed sale for cash of shares of its Common Stock on a form that would also permit the registration of Warrant Shares, the Company shall give written notice thereof to Holder. Upon the written request of Holder given within twenty (20) days after such written notice from the Company, the Company shall use its best efforts to cause the number of Warrant Shares requested by the Holder to be included in the registration statement. If the managing underwriter or underwriters of such public offering determine, in their sole discretion, that marketing factors require a limitation of the number of shares to be underwritten or that the inclusion of any or all of the Warrant Shares in the registration could jeopardize the success of the offering by the Company, the Warrant Shares requested by the Holder to be registered shall be reduced or excluded from the offering as deteremined by the underwriters, in their sole discretion; provided that if any other holders of Common Stock of the Company with registration rights have also requested registration, the number of Warrant Shares and all such other stock shall be reduced proportionately based upon the number of shares of registrable stock then held by each of the holders of such registration rights, respectively. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 5(b) prior to the effectiveness of such registration whether or not Holder has elected to include Warrant Shares in such registration. Any sales of Warrant Shares pursuant to a registration pursuant to this Section 5(b) shall be effected through the underwriter of such registered offering. The registration rights described in this Section 5(b) shall terminate prior to the two-year period described above in this Section 5(b) if, and as of such time, all of the Warrant Shares may be sold or transferred by Holder in one or more transactions pursuant to Rule 144 under the Act (or any success or rule thereto) either without volume limitations or in compliance with any applicable volume limitations.

           (c) FURTHER ACTIONS. In connection with any registration of Warrant Shares pursuant to this Section 5, the Company agrees to take all reasonable action necessary to facilitate the sale of the registered Warrant Shares, including furnishing to Holder such number of prospectuses reasonably required by Holder to dispose of the Warrant Shares, using its best efforts to register or qualify the Warrant Shares under the Act and applicable blue sky laws (such action being herein called a "Filing" or the "Filing") and delivering underwriting agreements and other documents customarily delivered by issuers in connection with public offerings. The Company shall not be required to ensure the availablity of a prospectus meeting the requirements of the Act in connection with any Filings made pursuant to this Section 5 for a period greater than is required to complete the marketing arrangements with respect to the securities in such Filings, and in no event for a period greater than 90 days (or such greater period as may be required by law for the delivery of such a prospectus).

           (d) EXPENSES. All expenses, filing fees and other costs incurred by the Company in connection with any registration of Warrant Shares pursuant to this Section 5 shall be borne by the Company; provided, however, that Holder shall pay the underwriting discounts and commissions applicable to the sale of Warrant Shares in accordance with the underwriter's customary compensation practices, and shall pay any fees and disbursements of counsel regained by Holder (other than counsel also retained by the Company).

       6.     REPRESENTATIONS OF HOLDER.  Holder, by accepting this Warrant
(i) represents that the Warrant is acquired for Holder's own account, for investment purposes only, and that Holder has no present intention of distributing, selling or otherwise disposing of the Warrant or any Warrant Shares in violation of applicable securities laws and (ii) acknowledges that as a condition to the exercise of this Warrant the Company may require the Holder to make such investment representations with respect to the Warrant Shares issuable upon such exercise as the Company deems advisable for purposes of complying with applicable securities laws.

       7.     COVENANTS OF THE COMPANY.

           (a) RESERVATION OF STOCK. The Company shall at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, all Warrant Shares from time to time issuable upon the exercise of this Warrant.

           (b) TITLE TO STOCK. All of the Warrant Shares delivered upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable.

           (c) REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement by the Holder reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender by the Holder and cancellation of this Warrant, the company at the expense of the Holder will execute and deliver, in lieu thereof, a new Warrant of like tenor.

       8. NO RIGHTS AS STOCKHOLDER. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company unless and except to the extent that Warrant Shares are purchased by the Holder hereunder.

       9. MISCELLANEOUS. All notices, certificates and other communications from or at the request of the Company to the Holder of this Warrant shall be mailed by first class, registered or certified mail, postage prepaid, to such Holder at the address for such Holder as it appears in the

Company's records, or such other address as such Holder may have furnished to the Company in writing. This Warrant and any of the terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof.

       10. GOVERNING LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of California applicable to agreements entered into and to be performed entirely within California.

       IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed effective as of the date first set forth above.

                              SCOOP, INC.


                              By:/s/ MARK A. DAVIDSON
                                 --------------------
                                 Mark A. Davidson
                                 Chief Financial Officer


Acknowledged, accepted and
agreed to by Holder:



---------------------------------------
City National Bank C/F Gabriel Kaplan,
Trustee, Rotunda Productions, Inc. MPPP

                              ELECTION TO PURCHASE

       The undersigned hereby irrevocably elects to exercise this Warrant to purchase ______ shares of Common Stock of Scoop, Inc. at the Exercise Price, and requests that Certificates for such shares be issued and delivered as follows:

                             ISSUE TO:
                                           --------------------------------
                                           (Name)


                                           --------------------------------
                                           (Address, including Zip Code)


                                           --------------------------------
                                           Social Security or Tax
                                           Identification Number)



                             DELIVER TO:
                                           --------------------------------
                                           (Name)


                                           --------------------------------
                                           (Address, including Zip Code)


       In full payment of the aggregate purchase price with respect to the number of shares being purchased upon exercise of this Warrant, the undersigned hereby tenders payment of $_______________ by certified or bank cashier's check payable to the order of Scoop, Inc. (the "Company") or by delivery of ___________ shares of Common Stock of the Company pursuant to
Section 2(b) of the Warrant. If the Warrant is exercised hereby so as to purchase fewer than all the shares of Common Stock that may be purchased pursuant to the Warrant, then a new Warrant representing the number of full shares for which the Warrant has not been exercised should be issued and delivered as set forth below.

Name of Warrantholder or Assignee:
                                  -------------------------------------------
                                            (Please Print)

Address
       ----------------------------------------------------------------------

-----------------------------------------------------------------------------


Signature                                          Dated:
         --------------------------------------          --------------------


       (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                                   ASSIGNMENT

   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the Assignee named below all of the undersigned's right, title and interest in and to the within Warrant, with respect to the number of shares of Common Stock of Scoop, Inc. set forth below:

           Name of Assignee            Address           Number of         Social Security
-------------------------------- --------------------    Shares of            or Taxpayer
                                                        Common Stock     Identification Number
                                                      -----------------  ----------------------












and does hereby irrevocably authorize the Company to make such transfer on the Warrant Register maintained at the principal office of the Company.



Dated:              ,
                                   ------------------------------------------
                                           Signature

                                   (Signature must conform in all respect to name of holder as specified on the face of the Warrant).